Exhibit 99

              Chemed Reports Second-Quarter 2007 Results

    --  Full year 2007 guidance increased

    CINCINNATI--(BUSINESS WIRE)--Aug. 1, 2007--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation's largest provider of end-of-life care, and Roto-Rooter, the nation's largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its second quarter ended June 30, 2007, versus the comparable prior-year period, as follows:

    Consolidated operating results from Continuing Operations:

    --  Revenue increased 9.0% to $271 million

    --  Diluted EPS from Continuing Operations of $.38

    -- Adjusted diluted EPS from Continuing Operations, which excludes early extinguishments of debt and certain other items, of $.79

    VITAS segment operating results from Continuing Operations:

    --  Net Patient Revenue of $186 million, up 8.3%

    --  Average Daily Census (ADC) of 11,406, up 6.6%

    --  Admissions of 13,658, an increase of 5.2%

    --  Average Length of Stay in the quarter of 76.6 days

    --  Net income of $14.2 million

    --  Adjusted EBITDA of $24.9 million

    Roto-Rooter segment operating results:

    --  Revenue of $86 million, an increase of 10.5%

    --  Job count of 201,939 up 1.6%

    --  Net Income of $10.7 million

    --  Adjusted EBITDA of $18.1 million

    VITAS

    VITAS generated 13,658 admissions in the quarter, which represents an increase of 5.2% over the prior year. Discharges totaled 13,359, an increase of 6.6%, and ADC in the quarter increased 6.6% to 11,406. VITAS' Average Length of Stay (ALOS) for patients discharged in the quarter was 76.6 days and Median Length of Stay (MLOS) was 13 days. This compares to an ALOS of 76.9 days in the first quarter of 2007 and
68.0 days in the second quarter of 2006.

    VITAS recorded net revenue of $186 million in the second quarter of 2007, which was an increase of 8.3% over the prior-year period. The revenue growth generated from the increase in ADC combined with the Medicare price increase was partially offset by the continued shift in revenue mix to routine home care. Routine homecare revenue increased 11.6% in the quarter. This revenue growth was partially offset by a modest decline in the higher acuity inpatient and continuous care revenue of 0.9% in the quarter. Net income from continuing operations for the second quarter was $14.2 million, an increase of 16.9%.

    VITAS did not record any billing restrictions related to Medicare Cap in the second quarter of 2007. As of June 30, 2007, VITAS has not accrued any Medicare billing restrictions for the 2007 cap year. The ability for VITAS to bill Medicare for 100% of the care provided to terminally ill patients is a result of improved admissions metrics, relatively low MLOS and the continued combination of various hospice provider numbers.

    All of VITAS' hospice programs currently have a cap cushion greater than 10% on a trailing twelve-month basis, with the exception of two programs. These two programs have a cap cushion of 5% and 8%, respectively. The same analysis through the first eight months of the 2007 cap year results in all of VITAS' Medicare provider numbers having a cap cushion greater than 10% with the exception of two programs. These programs have cap cushion of 7% and 8%, respectively.

    Gross margin in the quarter was 22.1%, which is a 180 basis point improvement over the prior year quarter. Approximately 90 basis points of this improvement is a result of VITAS managing labor costs to more historical levels. The remaining 90 basis points of this improvement is the result of $1.6 million of expenses that had been historically charged to cost of services and are now expensed into central support. Effective October 1, 2006, management realigned certain processes and expenses related to hospice program support. These processes and related expenses were centralized effective the beginning of the fourth quarter of 2006 and are now incurred and controlled at VITAS corporate and classified as selling, general and administrative expense. In the second quarter of 2006, approximately $1.6 million of this type of expense was classified as cost of services. These expenses were charged to central support in the second quarter of 2007.

    Central support costs for VITAS, which are classified as selling, general and administrative expenses in the Consolidating Statement of Income, totaled $16.3 million, which is an increase of 18.7% over the prior year. Adjusting for the reclassification of expenses noted above, second-quarter 2007 central support costs increased 6.3% over the prior year.

    Roto-Rooter

    Roto-Rooter's plumbing and drain cleaning business generated sales of $86 million for the second quarter of 2007, 10.5% higher than the $78 million reported in the comparable prior-year quarter. Net income for the quarter was $10.7 million, an increase of 53% over the prior year. Adjusted EBITDA in the second quarter of 2007 totaled $18.1 million, an increase of 42% over the second quarter of 2006 and equated to an adjusted EBITDA margin of 21.1%, an increase of 469 basis points over the prior-year period.

    Job count in the second quarter of 2007 increased 1.6% over the prior-year period. Residential jobs increased 6.0% and commercial jobs decreased 7.4%. Residential plumbing jobs increased 14.7% and residential drain cleaning jobs expanded 2.2% when compared to the second quarter of 2006. Residential jobs represent approximately 70% of total job count. Commercial plumbing job count decreased 3.8% and commercial drain cleaning decreased 8.7% over the prior-year quarter.

    Guidance for 2007

    VITAS is estimated to generate full-year revenue growth from continuing operations, prior to Medicare Cap, of 9% to 11%. This range is a 100 basis point decrease from the previous guidance to reflect the revenue mix shift to routine home care noted earlier. Admissions are estimated to increase 4% to 6%, increased ADC of 8% to 10% and adjusted EBITDA margins, prior to Medicare Cap, of 13.5% to 14.5%. This guidance assumes the hospice industry receives a full Medicare basket price increase of 3.3% in the fourth quarter of 2007. Full-year 2007 Medicare contractual billing limitations are estimated at $2.5 million.

    Roto-Rooter is estimated to generate an 8.5% to 9.5% increase in revenue in 2007, job count growth between 0.5% and 1.5% and adjusted EBITDA margin in the range of 19.0% to 20.0%.

    Based upon these factors, an effective tax rate of 38.5% and an average diluted share count for the second half of 2007 of 24.5 million, our estimate is that full-year 2007 earnings per diluted share from continuing operations, excluding early extinguishment of debt, expense for stock options and other long-term incentive compensation, gain on sale of building, or any other charges or credits not indicative of ongoing operations, will be in the range of $3.10 to $3.20.

    Conference Call

    Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday, August 2, 2007, to discuss the company's quarterly results and provide an update on its business. The dial-in number for the conference call is (800) 573-4842 for U.S. and Canadian participants and (617) 224-4327 for international participants. The participant passcode is 85108295. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

    A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing 888-286-8010 for U.S. and Canadian callers and 617-801-6888 for international callers and will be available for one week following the live call. The replay passcode is 41816435. An archived webcast will also be available at www.chemed.com and will remain available for 14 days following the live call.

    Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 11,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

    Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

    This press release contains information about Chemed's EBITDA and Adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed's financial performance. Chemed provides EBITDA and Adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its Adjusted EBITDA is presented in the tables following the text of this press release.

    Forward-Looking Statements

    Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.



             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATED STATEMENT OF INCOME
           (in thousands, except per share data)(unaudited)


                               Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                               ------------------- -------------------
                                 2007    2006 (cc)   2007    2006 (cc)
                               --------- --------- --------- ---------
Continuing Operations
     Service revenues and sales$271,387  $249,068  $541,826  $492,989
                               --------- --------- --------- ---------
     Cost of services provided
      and goods sold            188,716   179,103   376,963   355,138
     Selling, general and
      administrative expenses
      (aa)                       46,090    38,621    94,160    77,075
     Depreciation                 4,962     4,082     9,677     8,214
     Amortization                 1,294     1,317     2,609     2,613
     Other operating
      expense/(income)(aa)            -         -    (1,138)        -
                               --------- --------- --------- ---------
         Total costs and
          expenses              241,062   223,123   482,271   443,040
                               --------- --------- --------- ---------
         Income from operations  30,325    25,945    59,555    49,949
     Interest expense            (3,400)   (4,300)   (7,142)   (9,645)
     Loss on extinguishment of
      debt (aa)                 (13,715)        -   (13,715)     (430)
     Other income--net            2,188       524     3,057     2,019
                               --------- --------- --------- ---------
         Income before income
          taxes                  15,398    22,169    41,755    41,893
     Income taxes                (5,965)   (8,619)  (16,101)  (16,305)
                               --------- --------- --------- ---------
         Income from continuing
          operations              9,433    13,550    25,654    25,588
Discontinued Operations (bb)          -      (708)        -      (531)
                               --------- --------- --------- ---------
Net Income                     $  9,433  $ 12,842  $ 25,654  $ 25,057
                               ========= ========= ========= =========


Earnings Per Share (aa)
     Income from continuing
      operations               $   0.38  $   0.52  $   1.02  $   0.98
                               ========= ========= ========= =========
     Net income                $   0.38  $   0.49  $   1.02  $   0.96
                               ========= ========= ========= =========
     Average number of shares
      outstanding                24,506    26,201    25,108    26,123
                               ========= ========= ========= =========

Diluted Earnings Per Share
 (aa)
     Income from continuing
      operations               $   0.38  $   0.50  $   1.00  $   0.95
                               ========= ========= ========= =========
     Net income                $   0.38  $   0.48  $   1.00  $   0.93
                               ========= ========= ========= =========
     Average number of shares
      outstanding                25,080    26,846    25,684    26,815
                               ========= ========= ========= =========

-------------------------------
(aa) Included in the results of operations are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                               Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                               ------------------- -------------------
                                 2007      2006      2007      2006
                               --------- --------- --------- ---------
     Selling, general and
      administrative expenses
         Long-term incentive
          compensation         $ (1,620) $      -  $ (7,067) $      -
         Stock option
          expense                  (897)      (18)   (1,482)      (18)
         Legal costs
          associated with OIG
          investigation             (74)     (342)     (140)     (474)
         Other                        -         -       467         -
     Other operating
      expense/(income)
         Gain on sale of
          property                    -         -     1,138         -
     Loss on extinguishment
      of debt                   (13,715)        -   (13,715)     (430)
                               --------- --------- --------- ---------
            Pretax impact on
             earnings           (16,306)     (360)  (20,799)     (922)
     Income tax benefit on
      the above                   5,951       136     7,638       343
                               --------- --------- --------- ---------
            Aftertax impact
             on earnings       $(10,355) $   (224) $(13,161) $   (579)
                               ========= ========= ========= =========

(bb) Discontinued operations represents the results of operations of VITAS' Phoenix operation

(cc) Reclassified to conform to 2007 presentation.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                      CONSOLIDATED BALANCE SHEET
           (in thousands, except per share data)(unaudited)


                                                        June 30,
                                                  --------------------
                                                     2007    2006 (cc)
                                                  ---------- ---------
 Assets
       Current assets
           Cash and cash equivalents              $   7,469  $  6,816
           Accounts receivable less allowances       99,867    93,003
           Inventories                                6,752     6,210
           Current deferred income taxes             19,828    21,110
           Prepaid income taxes                       2,604    11,983
           Current assets of discontinued
            operations                                    -     3,555
           Prepaid expenses and other current
            assets                                    8,570     9,254
                                                  ---------- ---------
               Total current assets                 145,090   151,931
       Investments of deferred compensation plans
        held in trust                                29,360    23,731
       Other investments                                  -     1,445
       Note receivable                               14,701    12,500
       Properties and equipment, at cost less
        accumulated depreciation                     72,428    65,979
       Identifiable intangible assets less
        accumulated amortization                     67,195    70,880
       Goodwill                                     435,209   432,717
       Noncurrent assets of discontinued
        operations                                        -     7,513
       Other assets                                  15,549    20,693
                                                  ---------- ---------
                  Total Assets                    $ 779,532  $787,389
                                                  ========== =========

Liabilities
       Current liabilities
           Accounts payable                       $  46,366  $ 48,330
           Current portion of long-term debt         10,162       207
           Income taxes                                 837     4,409
           Accrued insurance                         37,084    39,310
           Accrued compensation                      33,046    27,840
           Current liabilities of discontinued
            operations                                    -     5,443
           Other current liabilities                 20,638    26,702
                                                  ---------- ---------
               Total current liabilities            148,133   152,241
       Deferred income taxes                          3,846    26,418
       Long-term debt                               268,035   169,397
       Deferred compensation liabilities             28,912    23,503
       Other liabilities                              5,945     3,440
                                                  ---------- ---------
                  Total Liabilities                 454,871   374,999
                                                  ---------- ---------

 Stockholders' Equity
       Capital stock                                 29,193    28,812
       Paid-in capital                              261,951   249,461
       Retained earnings                            242,905   193,089
       Treasury stock, at cost                     (211,836)  (61,340)
       Deferred compensation payable in Company
        stock                                         2,448     2,422
       Notes receivable for shares sold                   -       (54)
                                                  ---------- ---------
                  Total Stockholders' Equity        324,661   412,390
                                                  ---------- ---------
                  Total Liabilities and
                   Stockholders' Equity           $ 779,532  $787,389
                                                  ========== =========

 Book Value Per Share                             $   13.58  $  15.71
                                                  ========== =========

--------------------------------------------------
    (cc)  Reclassified to conform to 2007 presentation.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATED STATEMENT OF CASH FLOWS
                      (in thousands)(unaudited)

                                             Six Months Ended June 30,
                                             -------------------------
                                                  2007       2006 (bb)
                                             --------------- ---------
 Cash Flows from Operating Activities
   Net income                                     $  25,654  $ 25,057
   Adjustments to reconcile net income to
    net cash provided by operating
    activities:
          Depreciation and amortization              12,286    10,827
          Write-off of unamortized debt
           issuance costs                             7,153       430
          Noncash long-term incentive
           compensation                               6,154         -
          Provision for uncollectible
           accounts receivable                        4,009     3,962
          Amortization of debt issuance
           costs                                        751       882
          Provision for deferred income
           taxes                                        376     4,679
          Discontinued operations                         -       531
          Changes in operating assets and
           liabilities, excluding amounts
           acquired in business
           combinations:
                 Increase in accounts
                  receivable                        (11,308)   (5,924)
                 Decrease/(increase) in
                  inventories                          (174)      289
                 Decrease in prepaid
                  expenses and other
                  current assets                      1,377       514
                 Decrease in accounts payable
                  and other current
                  liabilities                       (14,838)  (18,089)
                 Increase in income taxes                69     1,932
                 Increase in other assets            (3,932)   (2,892)
                 Increase in other
                  liabilities                         4,540     1,973
          Excess tax benefit on share-based
           compensation                              (2,370)   (4,941)
          Other uses                                    477       551
                                             --------------- ---------
              Net cash provided by
               continuing operations                 30,224    19,781
              Net cash provided by
               discontinued operations                    -     3,704
                                             --------------- ---------
              Net cash provided by
               operating activities                  30,224    23,485
                                             --------------- ---------
 Cash Flows from Investing Activities
   Capital expenditures                             (13,908)   (9,222)
   Net uses from the sale of discontinued
    operations                                       (5,905)   (2,990)
   Proceeds from sales of property and
    equipment                                         3,003       161
   Business combinations, net of cash
    acquired                                            (62)     (814)
   Other uses                                          (564)     (610)
                                             --------------- ---------
              Net cash used by investing
               activities                           (17,436)  (13,475)
                                             --------------- ---------
 Cash Flows from Financing Activities
   Proceeds from issuance of long-term debt         300,000         -
   Repayment of long-term debt                     (185,643)  (84,499)
   Purchases of treasury stock                     (130,748)   (3,992)
   Purchase of note hedges                          (54,939)        -
   Proceeds from issuance of warrants                27,614         -
   Net increase in revolving line of credit          13,300    19,000
   Debt issuance costs                               (6,395)     (154)
   Dividends paid                                    (2,997)   (3,156)
   Excess tax benefit on share-based
    compensation                                      2,370     4,941
   Issuance of capital stock                          2,069     3,849
   Increase in cash overdrafts payable                  166     3,397
   Other sources                                        610       287
                                             --------------- ---------
              Net cash used by financing
               activities                           (34,593)  (60,327)
                                             --------------- ---------
 Decrease in Cash and Cash Equivalents              (21,805)  (50,317)
 Cash and cash equivalents at beginning of
  year                                               29,274    57,133
                                             --------------- ---------
 Cash and cash equivalents at end of period       $   7,469  $  6,816
                                             =============== =========

 (bb) Reclassified for operations discontinued in November 2006.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                  CONSOLIDATING STATEMENT OF INCOME
          FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006
                      (in thousands)(unaudited)


                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
 2007
-------------------------
 Service revenues and
  sales                   $185,701     $85,686  $      -     $271,387
                          --------- ----------- --------- ------------
 Cost of services
  provided and goods sold  144,639      44,077         -      188,716
 Selling, general and
  administrative expenses
  (a)                       16,260      24,191     5,639       46,090
 Depreciation                2,776       2,109        77        4,962
 Amortization                  996          13       285        1,294
                          --------- ----------- --------- ------------
   Total costs and
    expenses               164,671      70,390     6,001      241,062
                          --------- ----------- --------- ------------
   Income/(loss) from
    operations              21,030      15,296    (6,001)      30,325
 Interest expense              (31)        (96)   (3,273)      (3,400)
 Intercompany interest
  income/(expense)           1,731       1,183    (2,914)           -
 Loss on extinguishment
  of debt (a)                    -           -   (13,715)     (13,715)
 Other income--net              57         796     1,335        2,188
                          --------- ----------- --------- ------------
   Income/(loss) before
    income taxes            22,787      17,179   (24,568)      15,398
 Income taxes               (8,633)     (6,484)    9,152       (5,965)
                          --------- ----------- --------- ------------
   Net income/(loss)      $ 14,154     $10,695  $(15,416)    $  9,433
                          ========= =========== ========= ============

 2006
-------------------------
 Service revenues and
  sales                   $171,527     $77,541  $      -     $249,068
                          --------- ----------- --------- ------------
 Cost of services
  provided and goods sold  136,697      42,406         -      179,103
 Selling, general and
  administrative expenses   13,702      22,232     2,687       38,621
 Depreciation                2,087       1,914        81        4,082
 Amortization                  984          20       313        1,317
                          --------- ----------- --------- ------------
   Total costs and
    expenses               153,470      66,572     3,081      223,123
                          --------- ----------- --------- ------------
   Income/(loss) from
    operations              18,057      10,969    (3,081)      25,945
 Interest expense              (38)       (109)   (4,153)      (4,300)
 Intercompany interest
  income/(expense)           1,395         949    (2,344)           -
 Other income--net              45         (89)      568          524
                          --------- ----------- --------- ------------
   Income/(loss) before
    income taxes            19,459      11,720    (9,010)      22,169
 Income taxes               (7,352)     (4,717)    3,450       (8,619)
                          --------- ----------- --------- ------------
 Income/(loss) from
  continuing operations     12,107       7,003    (5,560)      13,550
 Discontinued operations      (708)          -         -         (708)
                          --------- ----------- --------- ------------
   Net income/(loss)      $ 11,399     $ 7,003  $ (5,560)    $ 12,842
                          ========= =========== ========= ============

 The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                  CONSOLIDATING STATEMENT OF INCOME
           FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
                      (in thousands)(unaudited)


                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                          --------- ----------- --------- ------------
 2007
-------------------------
 Service revenues and
  sales                   $369,750    $172,076  $      -     $541,826
                          --------- ----------- --------- ------------
 Cost of services
  provided and goods sold  286,734      90,229         -      376,963
 Selling, general and
  administrative expenses
  (a)                       32,164      47,951    14,045       94,160
 Depreciation                5,314       4,210       153        9,677
 Amortization                1,992          28       589        2,609
 Other operating
  expense/(income) (a)           -           -    (1,138)      (1,138)
                          --------- ----------- --------- ------------
   Total costs and
    expenses               326,204     142,418    13,649      482,271
                          --------- ----------- --------- ------------
   Income/(loss) from
    operations              43,546      29,658   (13,649)      59,555
 Interest expense              (67)       (179)   (6,896)      (7,142)
 Intercompany interest
  income/(expense)           3,443       2,339    (5,782)           -
 Loss on extinguishment
  of debt (a)                    -           -   (13,715)     (13,715)
 Other income--net             (31)        968     2,120        3,057
                          --------- ----------- --------- ------------
   Income/(loss) before
    income taxes            46,891      32,786   (37,922)      41,755
 Income taxes              (17,750)    (12,605)   14,254      (16,101)
                          --------- ----------- --------- ------------
   Net income/(loss)      $ 29,141    $ 20,181  $(23,668)    $ 25,654
                          ========= =========== ========= ============

 2006
-------------------------
 Service revenues and
  sales                   $337,584    $155,405  $      -     $492,989
                          --------- ----------- --------- ------------
 Cost of services
  provided and goods sold  270,293      84,845         -      355,138
 Selling, general and
  administrative expenses   26,917      44,774     5,384       77,075
 Depreciation                4,144       3,883       187        8,214
 Amortization                1,968          40       605        2,613
                          --------- ----------- --------- ------------
   Total costs and
    expenses               303,322     133,542     6,176      443,040
                          --------- ----------- --------- ------------
   Income/(loss) from
    operations              34,262      21,863    (6,176)      49,949
 Interest expense              (69)       (282)   (9,294)      (9,645)
 Intercompany interest
  income/(expense)           2,349       1,801    (4,150)           -
 Loss on extinguishment
  of debt (b)                    -           -      (430)        (430)
 Other income--net              57         273     1,689        2,019
                          --------- ----------- --------- ------------
   Income/(loss) before
    income taxes            36,599      23,655   (18,361)      41,893
 Income taxes              (13,812)     (9,451)    6,958      (16,305)
                          --------- ----------- --------- ------------
 Income/(loss) from
  continuing operations     22,787      14,204   (11,403)      25,588
 Discontinued operations      (531)          -         -         (531)
                          --------- ----------- --------- ------------
   Net income/(loss)      $ 22,256    $ 14,204  $(11,403)    $ 25,057
                          ========= =========== ========= ============

 The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING SUMMARY OF EBITDA
          FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006
                      (in thousands)(unaudited)


                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                           -------- ----------- --------- ------------
 2007
--------------------------
 Net income/(loss)         $14,154     $10,695  $(15,416)     $ 9,433
 Add/(deduct):
   Interest expense             31          96     3,273        3,400
   Income taxes              8,633       6,484    (9,152)       5,965
   Depreciation              2,776       2,109        77        4,962
   Amortization                996          13       285        1,294
                           -------- ----------- --------- ------------
    EBITDA                  26,590      19,397   (20,933)      25,054
 Add/(deduct):
   Long-term incentive
    compensation                 -           -     1,620        1,620
   Stock option expense          -           -       897          897
   Legal expenses of OIG
    investigation               74           -         -           74
   Loss on extinguishment
    of debt                      -           -    13,715       13,715
   Advertising cost
    adjustment (c)               -         (99)        -          (99)
   Interest income             (66)        (52)     (826)        (944)
   Intercompany interest
    (income)/expense        (1,731)     (1,183)    2,914            -
                           -------- ----------- --------- ------------
    Adjusted EBITDA        $24,867     $18,063  $ (2,613)     $40,317
                           ======== =========== ========= ============

 2006
--------------------------
 Net income/(loss)         $11,399     $ 7,003  $ (5,560)     $12,842
 Add/(deduct):
   Discontinued operations     708           -         -          708
   Interest expense             38         109     4,153        4,300
   Income taxes              7,352       4,717    (3,450)       8,619
   Depreciation              2,087       1,914        81        4,082
   Amortization                984          20       313        1,317
                           -------- ----------- --------- ------------
    EBITDA                  22,568      13,763    (4,463)      31,868
 Add/(deduct):
   Stock option expense          -           -        18           18
   Legal expenses of OIG
    investigation              342           -         -          342
   Advertising cost
    adjustment (c)               -         (87)        -          (87)
   Interest income             (35)        (17)     (527)        (579)
   Intercompany interest
    (income)/expense        (1,395)       (949)    2,344            -
                           -------- ----------- --------- ------------
    Adjusted EBITDA        $21,480     $12,710  $ (2,628)     $31,562
                           ======== =========== ========= ============

 The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING SUMMARY OF EBITDA
           FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
                      (in thousands)(unaudited)


                                                             Chemed
                            VITAS   Roto-Rooter Corporate Consolidated
                           -------- ----------- --------- ------------
 2007
--------------------------
 Net income/(loss)         $29,141     $20,181  $(23,668)     $25,654
 Add/(deduct):
  Discontinued operations        -           -         -            -
  Interest expense              67         179     6,896        7,142
  Income taxes              17,750      12,605   (14,254)      16,101
  Depreciation               5,314       4,210       153        9,677
  Amortization               1,992          28       589        2,609
                           -------- ----------- --------- ------------
   EBITDA                   54,264      37,203   (30,284)      61,183
 Add/(deduct):
  Long-term incentive
   compensation                  -           -     7,067        7,067
  Stock option expense           -           -     1,482        1,482
  Legal expenses of OIG
   investigation               140           -         -          140
  Gain on sale of property       -           -    (1,138)      (1,138)
  Other                          -           -      (467)        (467)
  Loss on extinguishment
   of debt                       -           -    13,715       13,715
  Advertising cost
   adjustment (c)                -        (396)        -         (396)
  Interest income              (79)       (111)   (1,521)      (1,711)
  Intercompany interest
   (income)/expense         (3,443)     (2,339)    5,782            -
                           -------- ----------- --------- ------------
   Adjusted EBITDA         $50,882     $34,357  $ (5,364)     $79,875
                           ======== =========== ========= ============

 2006
--------------------------
 Net income/(loss)         $22,256     $14,204  $(11,403)     $25,057
 Add/(deduct):
  Discontinued operations      531           -         -          531
  Interest expense              69         282     9,294        9,645
  Income taxes              13,812       9,451    (6,958)      16,305
  Depreciation               4,144       3,883       187        8,214
  Amortization               1,968          40       605        2,613
                           -------- ----------- --------- ------------
   EBITDA                   42,780      27,860    (8,275)      62,365
 Add/(deduct):
  Stock option expense           -           -        18           18
  Legal expenses of OIG
   investigation               474           -         -          474
  Loss on extinguishment
   of debt                       -           -       430          430
  Advertising cost
   adjustment (c)                -        (581)        -         (581)
  Interest income              (76)        (40)   (1,435)      (1,551)
  Intercompany interest
   (income)/expense         (2,349)     (1,801)    4,150            -
                           -------- ----------- --------- ------------
   Adjusted EBITDA         $40,829     $25,438  $ (5,112)     $61,155
                           ======== =========== ========= ============

The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                RECONCILIATION OF ADJUSTED NET INCOME
      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006
           (in thousands, except per share data)(unaudited)


                                   Three Months Ended Six Months Ended
                                        June 30,          June 30,
                                   ------------------ ----------------
                                      2007     2006    2007     2006
                                   ---------- ------- -------- -------
 Net income/(loss) as reported        $ 9,433 $12,842 $25,654  $25,057

 Add/(deduct):
  Discontinued operations                   -     708       -      531
  Aftertax cost of long-term
   incentive compensation               1,013       -   4,427        -
  Aftertax stock option expense           570      12     941       12
  Aftertax cost of legal expenses
   of OIG investigation                    46     212      87      294
  Aftertax other                            -       -    (296)       -
  Gain on sale of property                  -       -    (724)
  Aftertax cost of loss on
   extinguishment of debt               8,726       -   8,726      273
                                   ---------- ------- -------- -------

 Adjusted income from continuing
  operations                          $19,788 $13,774 $38,815  $26,167
                                   ========== ======= ======== =======


 Earnings/(Loss) Per Share As
  Reported
  Net income/(loss)                   $  0.38 $  0.49 $  1.02  $  0.96
                                   ========== ======= ======== =======
  Average number of shares
   outstanding                         24,506  26,201  25,108   26,123
                                   ========== ======= ======== =======
 Diluted Earnings/(Loss) Per Share
  As Reported
  Net income/(loss)                   $  0.38 $  0.48 $  1.00  $  0.93
                                   ========== ======= ======== =======
  Average number of shares
   outstanding                         25,080  26,846  25,684   26,815
                                   ========== ======= ======== =======


 Adjusted Earnings Per Share
  Income from continuing
   operations                         $  0.81 $  0.53 $  1.55  $  1.00
                                   ========== ======= ======== =======
  Average number of shares
   outstanding                         24,506  26,201  25,108   26,123
                                   ========== ======= ======== =======
 Adjusted Diluted Earnings Per
  Share
  Income from continuing
   operations                         $  0.79 $  0.51 $  1.51  $  0.98
                                   ========== ======= ======== =======
  Average number of shares
   outstanding                         25,080  26,846  25,684   26,815
                                   ========== ======= ======== =======

 The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                OPERATING STATISTICS FOR VITAS SEGMENT
      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006
                             (unaudited)


                              Three Months Ended   Six Months Ended
                                   June 30,            June 30,
                              ------------------- -------------------
                                2007    2006 (f)    2007    2006 (f)
                              --------- --------- --------  ---------
OPERATING STATISTICS
 Net revenue ($000) (d)
  Homecare                    $134,794  $120,768  $266,341  $234,000
  Inpatient                     22,745    21,720    46,207    44,736
  Continuous care               28,162    29,638    56,730    59,447
                              --------- --------- --------- ---------
   Total before Medicare cap
    allowance                  185,701   172,126   369,278   338,183
  Medicare cap allowance             -      (599)      472      (599)
                              --------- --------- --------- ---------
   Total                      $185,701  $171,527  $369,750  $337,584
                              ========= ========= ========= =========
 Net revenue as a percent of
  total before Medicare cap
  allowance
  Homecare                        72.6 %    70.2 %    72.0 %    69.2 %
  Inpatient                       12.2      12.6      12.5      13.2
  Continuous care                 15.2      17.2      15.4      17.6
                              --------- --------- --------- ---------
   Total before Medicare cap
    allowance                    100.0     100.0      99.9     100.0
  Medicare cap allowance             -      (0.3)      0.1      (0.2)
                              --------- --------- --------- ---------
   Total                         100.0 %    99.7 %   100.0 %    99.8 %
                              ========= ========= ========= =========
 Average daily census ("ADC")
  (days)
  Homecare                       6,915     6,275     6,851     6,104
  Nursing home                   3,574     3,488     3,574     3,424
                              --------- --------- --------- ---------
   Routine homecare             10,489     9,763    10,425     9,528
  Inpatient                        413       404       419       417
  Continuous care                  504       537       514       553
                              --------- --------- --------- ---------
   Total                        11,406    10,704    11,358    10,498
                              ========= ========= ========= =========

 Total Admissions               13,658    12,987    27,768    26,760
 Total Discharges               13,359    12,528    27,416    25,825
 Average length of stay
  (days)                          76.6      68.0      76.8      70.3
 Median length of stay (days)     13.0      13.0      13.0      13.0
 ADC by major diagnosis
  Neurological                    33.0 %    33.1 %    33.2 %    33.1 %
  Cancer                          19.7      20.0      19.7      20.2
  Cardio                          14.6      15.0      14.6      14.9
  Respiratory                      6.9       7.2       6.9       7.2
  Other                           25.8      24.7      25.6      24.6
                              --------- --------- --------- ---------
   Total                         100.0 %   100.0 %   100.0 %   100.0 %
                              ========= ========= ========= =========
 Admissions by major
  diagnosis
  Neurological                    18.0 %    19.6 %    18.6 %    20.1 %
  Cancer                          35.9      35.0      35.0      34.4
  Cardio                          12.9      13.2      13.1      13.6
  Respiratory                      7.7       7.0       7.8       7.5
  Other                           25.5      25.2      25.5      24.4
                              --------- --------- --------- ---------
   Total                         100.0 %   100.0 %   100.0 %   100.0 %
                              ========= ========= ========= =========
 Direct patient care margins
  (e)
  Routine homecare                51.1 %    49.5 %    50.9 %    48.6 %
  Inpatient                       18.9      20.9      19.5      22.0
  Continuous care                 17.7      20.3      18.9      19.3
 Homecare margin drivers
  (dollars per patient day)
  Labor costs                 $  48.96  $  48.31  $  49.04  $  49.77
  Drug costs                      7.82      8.39      7.99      7.90
  Home medical equipment          5.78      5.51      5.77      5.52
  Medical supplies                2.11      2.11      2.14      2.10
 Inpatient margin drivers
  (dollars per patient day)
  Labor costs                 $ 262.37  $ 258.32  $ 257.35  $ 252.87
 Continuous care margin
  drivers (dollars per
  patient day)
  Labor costs                 $ 484.13  $ 463.62  $ 474.21  $ 458.96
 Bad debt expense as a
  percent of revenues              0.9 %     0.9 %     0.9 %     0.9 %
  Accounts receivable -- days
   of revenue outstanding         37.5      40.1      N.A.       N.A.

 The "Footnotes to Financial Statements" are integral parts of this financial information.




             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                  FOOTNOTES TO FINANCIAL STATEMENTS
      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006
                             (unaudited)


(a) Included in the results of operations for the three and six months ended June 30, 2007 are the following significant credits/(charges) which may not be indicative of on going operations (in thousands):

                                      Three Months Ended June 30, 2007
                                      --------------------------------
                                        VITAS   Corporate Consolidated
                                      --------- --------- ------------
    Selling, general and
     administrative expenses
          Long-term incentive
           compensation                  $   -  $ (1,620)    $ (1,620)
          Costs associated with OIG
           investigation                   (74)        -          (74)
          Stock option expense               -      (897)        (897)
     Loss on extinguishment of debt          -   (13,715)     (13,715)
                                      --------- --------- ------------
               Pretax impact on
                earnings                   (74)  (16,232)     (16,306)
     Income tax benefit/(charge) on
      the above                             28     5,923        5,951
                                      --------- --------- ------------
               Aftertax impact on
                earnings                 $ (46) $(10,309)    $(10,355)
                                      ========= ========= ============

                                       Six Months Ended June 30, 2007
                                      --------------------------------
                                        VITAS   Corporate Consolidated
                                      --------- --------- ------------
    Selling, general and
     administrative expenses
          Long-term incentive
           compensation                  $   -  $ (7,067)    $ (7,067)
          Costs associated with OIG
           investigation                  (140)        -         (140)
          Stock option expense               -    (1,482)      (1,482)
          Other                              -       467          467
     Other operating
      expenses/(income)
          Gain on sale of property           -     1,138        1,138
     Loss on extinguishment of debt          -   (13,715)     (13,715)
                                      --------- --------- ------------
               Pretax impact on
                earnings                  (140)  (20,659)     (20,799)
     Income tax benefit/(charge) on
      the above                             53     7,585        7,638
                                      --------- --------- ------------
               Aftertax impact on
                earnings                 $ (87) $(13,074)    $(13,161)
                                      ========= ========= ============

(b) Included in the results of operations for the three and six months ended June 30, 2006 are the following significant credits/(charges) which may not be indicative of on going operations (in thousands):

                                      Three Months Ended June 30, 2006
                                      --------------------------------
                                        VITAS   Corporate Consolidated
                                      --------- --------- ------------
    Selling, general and
     administrative expenses
          Costs associated with OIG
           investigation                 $(342) $      -     $   (342)
          Stock option expense               -       (18)         (18)
                                      --------- --------- ------------
               Pretax impact on
                earnings                  (342)      (18)        (360)
     Income tax benefit on the above       130         6          136
                                      --------- --------- ------------
               Aftertax impact on
                earnings                 $(212) $    (12)    $   (224)
                                      ========= ========= ============

                                       Six Months Ended June 30, 2006
                                      --------------------------------
                                        VITAS   Corporate Consolidated
                                      --------- --------- ------------
    Selling, general and
     administrative expenses
          Costs associated with OIG
           investigation                 $(474) $      -     $   (474)
          Stock option expense               -       (18)         (18)
     Loss on extinguishment of debt          -      (430)        (430)
                                      --------- --------- ------------
               Pretax impact on
                earnings                  (474)     (448)        (922)
     Income tax benefit on the above       180       163          343
                                      --------- --------- ------------
               Aftertax impact on
                earnings                 $(294) $   (285)    $   (579)
                                      ========= ========= ============


 (c)Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2007 and 2006, GAAP advertising expense for Roto-Rooter totaled $5,449,000 and $4,914,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2007 and 2006 would total $5,548,000 and $5,001,000, respectively. For the six months ended June 30, 2007 and 2006, GAAP advertising expense for Roto-Rooter totaled $10,642,000 and $9,338,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the six months ended June 30, 2007 and 2006 would total $11,038,000 and $9,919,000, respectively.

 (d)VITAS has 6 large (greater than 450 ADC), 15 medium (greater than 200 but less than 450 ADC) and 23 small (less than 200 ADC) hospice programs. There are two programs with Medicare cap cushion of less than 10% for the 2007 measurement period.

 (e)Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

 (f)Reclassified for operations discontinued in November 2006.

    CONTACT: Chemed Corporation
             David P. Williams, 513-762-6901